UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2022

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fifth Avenue, 3rd Floor New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 913-9058
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 2, 2022, Compass, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2022:

1.To elect two Class I director nominees, Robert Reffkin and Frank Martell, to serve on the Board of Directors until the Company’s 2025 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2022;
3.To approve, on an advisory basis, the 2021 compensation paid to the Company's named executive officers (“Say-on-Pay Vote”); and
4.To approve, on an advisory basis, the frequency of future Say-on-Pay Votes.

Regarding the voting on the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class C common stock represented twenty votes. Class B common stock does not have voting rights.

1.Election of Class I Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Robert Reffkin	636,576,729	6,181,691	46,406	53,297,785
Frank Martell	642,581,721	128,137	94,968	53,297,785
Based on the votes set forth above, each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until their successor is duly elected and qualified.

2.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm for 2022

For	Against	Abstain	Broker Non-Votes
695,693,616	321,879	87,116	53,297,786
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022.

3.Advisory Vote to Approve 2021 Named Executive Officers Compensation

For	Against	Abstain	Broker Non-Votes
612,222,420	30,507,751	74,654	53,297,786
Based on the votes set forth above, the stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers.

4.Advisory Vote to Approve the Frequency of Future Say-on-Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
621,073,703	27,693	19,811,326	1,892,104	53,297,785

Based on the votes set forth above, the stockholders advised that they were in favor of every year as the frequency of future Say-on-Pay Votes.

Based on this result of the vote, and consistent with the recommendation of the Board of Directors with respect to Proposal 4, the Board of Directors has determined to hold an advisory vote regarding future Say-on-Pay Votes every year until the next required advisory vote on the frequency of Say-on-Pay Votes. A say-on-frequency vote is required to be held at least once every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS, INC.

Date: June 6, 2022	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary